Exhibit 99.01

Versant Announces Special Shareholders Meeting
to Consider its Proposed Merger with Actian Corporation
Redwood City, CA, November 30, 2012 -Versant Corporation (Nasdaq: VSNT) announced today that it will hold a special shareholders meeting on Thursday, December 20, 2012, starting at 10:00 a.m. Pacific Time, at its offices at 255 Shoreline Drive, Suite 450, Redwood City, California 94065. The purpose of the meeting will be to, among other things, consider and vote on a proposal to approve the previously announced Agreement and Plan of Merger pursuant to which Versant is proposed to merge with a wholly owned subsidiary of Actian Corporation. The Company has fixed the close of business on November 29, 2012 as the record date for the purpose of determining the shareholders who are entitled to notice of, and to vote at, the special meeting.

Information regarding the solicitation of proxies
Versant has filed a definitive proxy statement with the SEC relating to the solicitation of proxies to vote at the special meeting of its shareholders called to approve the proposed merger transaction with Actian Corporation. The definitive proxy statement will be mailed to the shareholders of Versant in advance of the special meeting. Shareholders of Versant are urged to carefully read the proxy statement and other relevant materials when they become available because they will contain important information about Versant and the proposed merger transaction. Shareholders may obtain a free copy of the proxy statement and other relevant documents filed by Versant with the SEC at the SEC's website at www.sec.gov and the Versant Investor Relations Web site at: www.versant.com/company/investor-relations.

About Versant Corporation
Versant Corporation (NASDAQ:VSNT) is an industry leader in building specialized NoSQL data management systems to enable the real-time enterprise. Using the Versant Database Engine, enterprises can handle complex information in environments that demand high performance, concurrency, and availability, significantly cut hardware and administration costs, speed and simplify development, and deliver products with a strong competitive edge. Versant's solutions are deployed in over 150,000 installations across a wide array of industries, including telecommunications, energy, financial services, transportation, manufacturing, and defense. For more than 20 years, Versant has been a trusted partner of Global 2000 companies such as Ericsson, Verizon, Siemens, and Financial Times, as well as the U.S. Government. For more information, call 650-232-2400 or visit www.versant.com.
Versant is a registered trademark or trademark of Versant Corporation in the United States.
About Actian: Take Action on Big Data
Actian Corporation enables organizations to transform Big Data into business value with data management solutions to transact, analyze, and take automated action across their business operations. Actian helps 10,000 customers worldwide take action on big data with Action Apps, Vectorwise the analytic database, and Ingres, the independent mission-critical OLTP database. Actian is headquartered in California with offices in New York, London, Paris, Frankfurt, Amsterdam and Melbourne. Stay connected with Actian Corporation on Facebook, Twitter and LinkedIn.
Actian, Cloud Action Platform, Action Apps, Ingres and Vectorwise are trademarks of Actian Corporation. All other trademarks, trade names, service marks, and logos referenced herein belong to their respective companies.

Forward-Looking Statements Involve Risks and Uncertainties
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbor created by those sections. These forward-looking statements include statements regarding the timing of the special meeting of Versant's shareholders called to vote on the proposed merger of Versant with a subsidiary of Actian Corporation, the potential consummation of that merger, the potential timing of consummation of the merger if it is approved and the potential results of the merger transaction. The accuracy of the forward-looking statements in this press release cannot be guaranteed as they are subject to a variety of risks and uncertainties that may cause these forward-looking statements to be incorrect or to differ materially from future events, including but not limited to, whether the required Versant shareholder approval for the transaction will be obtained, whether closing conditions to the transaction will be satisfied, other uncertainties as to the timing of the closing of the merger, the impact of the proposed merger on our operations, and those other factors contained in the Company's most recent Annual Report on Form 10-K, its reports on Form 10-Q and its reports on Form 8-K.
The forward-looking statements contained in this press release are made only as of the date of this press release, and the Company assumes no obligation to publicly update any forward-looking statement. Investors are cautioned not to place undue reliance on forward-looking statements. Information concerning factors that could adversely affect our business and results can be found in the Company's filings with the Securities and Exchange Commission, including without limitation the Company's most recent Annual Report on Form 10-K for the year ending October 31, 2011, its reports on Form 10-Q and its reports on Form 8-K.
Versant Contact:
Mr. Jerry Wong
Chief Financial Officer
Versant Corporation
(650) 232-2400
jwong@versant.com